DELAWARE GROUP DELCHESTER FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995

----------------------------------------------------------

Average Annual Compounded Rate of Return:

                  n
             P(1 + T) = ERV

   ONE
   YEAR
----------
           1
     $1000(1 - T) = $1,084.56

T =    8.46%




  THREE
  YEARS
----------
           3
     $1000(1 - T) = $1,261.19


T =    8.04%


   FIVE
  YEARS
----------
           5
     $1000(1 - T) = $1,790.04


T =    12.35%


   TEN
  YEARS
----------
           10
     $1000(1 - T) = $2,766.33


T =    10.71%


 FIFTEEN
  YEARS
----------
           15
     $1000(1 - T) = $5,118.73


T =    11.50%


 LIFE OF
   FUND
----------
           24.94794521
     $1000(1 - T) = $9.964.20


T =    9.65%

DELAWARE GROUP DELCHESTER FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-----------------------------------------------------

AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                  n
             P(1 + T) = ERV

   ONE
  YEAR
---------
            1
     $1000(1 - T) = $1,033.28


T =    3.33%




  THREE
  YEARS
---------
           3
     $1000(1 - T) = $1,201.96


T =    6.32%


   FIVE
  YEARS
---------
           5
     $1000(1-T) = $1,706.07


T =    11.28%


   TEN
  YEARS
---------
           10
     $1000(1 - T) = $2,634.77   1.1017277056815329


T =    10.17%


 FIFTEEN
  YEARS
---------
           15
     $1000(1 - T) = $4,873.32


T =    11.14%


LIFE OF
  FUND
---------
           24.94794521
     $1000(1 - T) = $9,487.25


T =    9.44 %

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
-----------------------------------------------------------------------

Initial Investment                        $1,000.00
Beginning OFFER                           $    6.52
Initial Shares                              153.374


 Fiscal    Beginning      Dividends       Reinvested    Cumulative
  Year       Shares       for Period        Shares           Shares
-----------------------------------------------------------------------
   1995       153.374          $0.155         3.835             157.210
-----------------------------------------------------------------------


Ending Shares                               157.210
Ending NAV                                $    6.28
                                        -----------
Investment Return                         $  987.28





Total Return Performance
-----------------
Investment Return                         $  987.28
Less Initial Investment                   $1,000.00
                                        -----------
                                            ($12.72)/$1,000.00 x 100



Total Return:                               -1.27%

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
-------------------------------------------------------------------------------


Initial Investment                                       $1,000.00
Beginning OFFER                                              $6.34
Initial Shares                                             157.729


   Fiscal             Beginning         Dividends       Reinvested         Cumulative
    Year               Shares           for Period       Shares             Shares
----------------------------------------------------------------------------------------
      1995             157.729            $0.312          8.098               165.827
----------------------------------------------------------------------------------------

Ending Shares                                            165.827
Ending NAV                                                 $6.28
                                                     -----------
Investment Return                                      $1,041.39




Total Return Performance
-----------------
Investment Return                                      $1,041.39
Less Initial Investment                                $1,000.00
                                                     -----------
                                                          $41.39 / $1,000.00 x 100



Total Return:                                              4.14%

DEALWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
NINE MONTHS
-------------------------------------------------------------------------------


Initial Investment                            $1,000.00
Beginning OFFER                                   $6.52
Initial Shares                                  153.374


  Fiscal     Beginning      Dividends      Reinvested        Cumulative
   Year        Shares       for Period        Shares              Shares
-----------------------------------------------------------------------------
     1995       153.374          $0.483          12.455              165.829
-----------------------------------------------------------------------------

Ending Shares                                   165.829
Ending NAV                                        $6.28
                                            -----------
Investment Return                             $1,041.41




Total Return Performance
-----------------
Investment Return                                   $1,041.41
Less Initial Investment                             $1,000.00
                                                  -----------
                                                       $41.41 / $1,000.00 x 100



Total Return:                                          4.14%

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
ONE YEAR
--------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                  $    6.77
Initial Shares                                     147.710


  Fiscal      Beginning         Dividends       Reinvested         Cumulative
   Year         Shares          for Period        Shares                Shares
----------------------------------------------------------------------------------
    1995         147.710             $0.671         16.825                 164.535
----------------------------------------------------------------------------------


Ending Shares                                      164.535
Ending NAV                                  x    $    6.28
                                               -----------
Investment Return                                $1,033.28





Total Return Performance
-----------------
Investment Return                                $1,033.28
Less Initial Investment                          $1,000.00
                                               -----------
                                                 $   33.28 / $1,000.00 x 100



Total Return:                                        3.33%

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------

Initial Investment                                $1,000.00
Beginning OFFER                                       $7.24
Initial Shares                                      138.122


  Fiscal       Beginning         Dividends       Reinvested         Cumulative
  Year            Shares         for Period        Shares              Shares
--------------------------------------------------------------------------------------------------
   1993             138.122            $0.769        16.168              154.290
--------------------------------------------------------------------------------------------------
   1994             154.290            $0.746        17.535              171.825
--------------------------------------------------------------------------------------------------
   1995             171.825            $0.671        19.570              191.395
--------------------------------------------------------------------------------------------------








Ending Shares                                        191.395
Ending NAV                                x            $6.28
                                               -------------
Investment Return                                  $1,201.96


Total Return Performance
------------------------
Investment Return                                  $1,201.96
Less Initial Investment                            $1,000.00
                                               -------------
                                                     $201.96 / $1,000.00 x 100




Total Return:                                         20.20%

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
FIVE YEARS
-------------------------------------------------------------------------------

Initial Investment                         $1,000.00
Beginning OFFER                                $6.61
Initial Shares                               151.286



  Fiscal     Beginning     Dividends      Reinvested      Cumulative
  Year         Shares      for Period     Shares             Shares
------------------------------------------------------------------------------
   1991         151.286        $0.805         23.061            174.347
------------------------------------------------------------------------------
   1992         174.347        $0.781         21.700            196.047
------------------------------------------------------------------------------
   1993         196.047        $0.769         22.950            218.997
------------------------------------------------------------------------------
   1994         218.997        $0.746         24.889            243.886
------------------------------------------------------------------------------
   1995         243.886        $0.671         27.781            271.667
------------------------------------------------------------------------------

Ending Shares                                271.667
Ending NAV                            x        $6.28
                                         -----------
Investment Return                          $1,706.07




-----------------
Investment Return                          $1,706.07
Less Initial Investment                    $1,000.00
                                         -----------
                                             $706.07 /  $1,000.00 x 100




Total Return:                                 70.61%

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                        $7.99
Initial Shares                                       125.156


  Fiscal       Beginning         Dividends       Reinvested         Cumulative
  Year           Shares          for Period         Shares               Shares
------------------------------------------------------------------------------------
   1986          125.156              $1.030          17.329                 142.485
------------------------------------------------------------------------------------
   1987          142.485              $0.974          18.032                  160.517
------------------------------------------------------------------------------------
   1988          160.517              $0.948          20.979                  181.496
------------------------------------------------------------------------------------
   1989          181.496              $0.911          23.061                  204.557
------------------------------------------------------------------------------------
   1990          204.557              $0.880          29.082                  233.639
------------------------------------------------------------------------------------
   1991          233.639              $0.805          35.615                  269.254
------------------------------------------------------------------------------------
   1992          269.254              $0.781          33.512                  302.766
------------------------------------------------------------------------------------
   1993          302.766              $0.769          35.442                  338.208
------------------------------------------------------------------------------------
   1994          338.208              $0.746          38.438                  376.646
------------------------------------------------------------------------------------
   1995          376.646              $0.671          42.904                  419.550
------------------------------------------------------------------------------------





Ending Shares                                       419.550
Ending NAV                                            $6.28
                                             --------------
Investment Return                                 $2,634.77





Total Return Performance
-----------------
Investment Return                                 $2,634.77
Less Initial Investment                           $1,000.00
                                             -------------
                                                  $1,634.77 /  $1,000.00 x 100



Total Return:                                     163.48%

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
FIFTEEN YEARS
-------------------------------------------------------------------------------


Initial Investment                              $1,000.00
Beginning OFFER                                     $8.34
Initial Shares                                    119.904


  Fiscal     Beginning         Dividends       Reinvested      Cumulative
   Year       Shares           for Period        Shares            Shares
-----------------------------------------------------------------------------
     1981     119.904              $0.880          15.832             135.736
-----------------------------------------------------------------------------
     1982     135.736              $0.910          21.322             157.058
-----------------------------------------------------------------------------
     1983     157.058              $0.900          19.179             176.237
-----------------------------------------------------------------------------
     1984     176.237              $0.895          22.200             198.437
-----------------------------------------------------------------------------
     1985     198.437              $1.153          33.054             231.491
-----------------------------------------------------------------------------
     1986     231.491              $1.030          32.050             263.541
-----------------------------------------------------------------------------
     1987     263.541              $0.974          33.349             296.890
-----------------------------------------------------------------------------
     1988     296.890              $0.948          38.806             335.696
-----------------------------------------------------------------------------
     1989     335.696              $0.911          42.658             378.354
-----------------------------------------------------------------------------
     1990     378.354              $0.880          53.788             432.142
-----------------------------------------------------------------------------
     1991     432.142              $0.805          65.874             498.016
-----------------------------------------------------------------------------
     1992     498.016              $0.781          61.986             560.002
-----------------------------------------------------------------------------
     1993     560.002              $0.769          65.554             625.556
-----------------------------------------------------------------------------
     1994     625.556              $0.746          71.095             696.651
-----------------------------------------------------------------------------
     1995     696.651              $0.671          79.355             776.006
-----------------------------------------------------------------------------



Ending Shares                                     776.006
Ending NAV                                          $6.28
                                             ------------
Investment Return                               $4,873.32





Total Return Performance
------------------
Investment Return                               $4,873.32
Less Initial Investment                         $1,000.00
                                             ------------
                                                $3,873.32 / $1,000.00 x 100



Total Return:                                     387.33%

DELAWARE GROUP DELCHESTER FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------

Initial Investment                             $1,000.00
Beginning OFFER                                $    9.61
Initial Shares                                   104.058

 Fiscal     Beginning       Dividends       Reinvested         Cumulative
  Year        Shares        for Period          Shares               Shares
---------------------------------------------------------------------------------
    1971       104.058           $0.450            4.959                  109.017
---------------------------------------------------------------------------------
    1972       109.017           $0.725            8.239                  117.256
---------------------------------------------------------------------------------
    1973       117.256           $0.780            9.640                  126.896
---------------------------------------------------------------------------------
    1974       126.896           $0.710           10.318                  137.214
---------------------------------------------------------------------------------
    1975       137.214           $0.740           13.084                  150.298
---------------------------------------------------------------------------------
    1976       150.298           $0.730           19.269                  169.567
---------------------------------------------------------------------------------
    1977       169.567           $0.740            7.399                  176.966
---------------------------------------------------------------------------------
    1978       176.966           $0.795           16.017                  192.983
---------------------------------------------------------------------------------
    1979       192.983           $0.780           17.953                  210.936
---------------------------------------------------------------------------------
    1980       210.936           $0.820           22.492                  233.428
---------------------------------------------------------------------------------
    1981       233.428           $0.880           30.821                  264.249
---------------------------------------------------------------------------------
    1982       264.249           $0.910           41.509                  305.758
---------------------------------------------------------------------------------
    1983       305.758           $0.900           37.338                  343.096
---------------------------------------------------------------------------------
    1984       343.096           $0.895           43.219                  386.315
---------------------------------------------------------------------------------
    1985       386.315           $1.153           64.348                  450.663
---------------------------------------------------------------------------------
    1986       450.663           $1.030           62.394                  513.057
---------------------------------------------------------------------------------
    1987       513.057           $0.974           64.923                  577.980
---------------------------------------------------------------------------------
    1988       577.980           $0.948           75.542                  653.522
---------------------------------------------------------------------------------
    1989       653.522           $0.911           83.045                  736.567
---------------------------------------------------------------------------------
    1990       736.567           $0.880          104.714                  841.281
---------------------------------------------------------------------------------
    1991       841.281           $0.805          128.243                  969.524
---------------------------------------------------------------------------------
    1992       969.524           $0.781          120.675                1,090.199
---------------------------------------------------------------------------------
    1993       1090.199          $0.769          127.618                1,217.817
---------------------------------------------------------------------------------
    1994       1217.817          $0.746          138.406                1,356.223
---------------------------------------------------------------------------------
    1995       1356.223          $0.671          154.486                1,510.709
---------------------------------------------------------------------------------

Ending Shares                                   1510.709
Ending NAV                                     $    6.28
                                          --------------
Investment Return                              $9,487.25





Total Return Performance
-----------------
Investment Return                              $9,487.25
Less Initial Investment                        $1,000.00
                                          --------------
                                               $8,487.25 /  $1,000.00 x 100



Total Return:                                     848.73%

DELAWARE GROUP DELCHESTER INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------

Average Annual Compounded Rate of Return:

                 n
            P(1 + T) = ERV

  ONE
  YEAR
---------
          1
    $1000(1 - T) = $1,087.16


T =   8.72%




  THREE
  YEARS
---------
          3
    $1000(1 - T) = $1,269.34


T =   8.27%


  FIVE
  YEARS
---------
          5
    $1000(1 - T)=$1,811.85


T =   12.62%


   TEN
  YEARS
---------
          10
    $1000(1 - T)=$2,816.93


T =   10.91%


 FIFTEEN
  YEARS
---------
          15
    $1000(1 - T) = $5,212.37


T =   11.64%


 LIFE OF
  FUND
---------
          24.94794521
    $1000(1 - T) = $10,146.39


T =   9.73%

DEALWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                             $    6.21
Initial Shares                                161.031


 Fiscal      Beginning      Dividends       Reinvested      Cumulative
  Year         Shares       for Period        Shares             Shares
--------------------------------------------------------------------------
   1995         161.031          $0.159         4.129              165.160
--------------------------------------------------------------------------


Ending Shares                                 165.160
Ending NAV                                  $    6.28
                                           ----------
Investment Return                           $1,037.20





Total Return Performance
-----------------
Investment Return                           $1,037.20
Less Initial Investment                     $1,000.00
                                           ----------
                                            $   37.20 /  $1,000.00 x 100



Total Return:                                    3.72%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
SIX MONTHS
------------------------------------------------------------------------

Initial Investment                    $1,000.00
Beginning OFFER                       $    6.04
Initial Shares                          165.563


 Fiscal    Beginning    Dividends     Reinvested     Cumulative
  Year      Shares      for Period      Shares            Shares
-------------------------------------------------------------------
   1995     165.563         $0.320        8.709             174.272
-------------------------------------------------------------------


Ending Shares                           174.272
Ending NAV                            $    6.28
                                    -----------
Investment Return                     $1,094.43





Total Return Performance
-----------------
Investment Return                     $1,094.43
Less Initial Investment               $1,000.00
                                    -----------
                                      $   94.43 / $1,000.00 x 100



Total Return:                              9.44%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
NINE MONTHS
----------------------------------------------------------------------

Initial Investment                         $1,000.00
Beginning OFFER                            $    6.21
Initial Shares                               161.031


 Fiscal    Beginning     Dividends       Reinvested     Cumulative
  Year       Shares      for Period         Shares           Shares
----------------------------------------------------------------------
    1995      161.031         $0.494          13.390           174.421
----------------------------------------------------------------------

Ending Shares                                174.421
Ending NAV                                 $    6.28
                                        ------------
Investment Return                          $1,095.36





Total Return Performance
-----------------
Investment Return                          $1,095.36
Less Initial Investment                    $1,000.00
                                        ------------
                                           $   95.36 / $1,000.00 x 100



Total Return:                                   9.54%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
ONE YEAR
------------------------------------------------------------------------

Initial Investment                        $1,000.00
Beginning OFFER                           $    6.45
Initial Shares                              155.039


 Fiscal    Beginning     Dividends       Reinvested      Cumulative
  Year       Shares      for Period        Shares             Shares
-----------------------------------------------------------------------
   1995      155.039          $0.686         18.075             173.114
-----------------------------------------------------------------------






Ending Shares                               173.114
Ending NAV                           x    $    6.28
                                       ------------
Investment Return                         $1,087.16





Total Return Performance
-----------------
Investment Return                         $1,087.16
Less Initial Investment                   $1,000.00
                                       ------------
                                          $   87.16 / $1,000.00 x 100



Total Return:                                  8.72%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE YEARS

Initial Investment                            $1,000.00
Beginning OFFER                               $    6.90
Initial Shares                                  144.928


 Fiscal      Beginning      Dividends        Reinvested       Cumulative
  Year          Shares      for Period         Shares             Shares
---------------------------------------------------------------------------
   1993          144.928          $0.782         17.264             162.192
---------------------------------------------------------------------------
   1994          162.192          $0.761         18.830             181.022
---------------------------------------------------------------------------
   1995          181.022          $0.686         21.102             202.124
---------------------------------------------------------------------------








Ending Shares                                   202.124
Ending NAV                               x    $    6.28
                                            -----------
Investment Return                             $1,269.34


Total Return Performance
-----------------
Investment Return                             $1,269.34
Less Initial Investment                       $1,000.00
                                            -----------
                                              $  269.34 / $1,000.00 x 100




Total Return:                                     26.93%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
FIVE YEARS
-----------------------------------------------------------------------------

Initial Investment                              $1,000.00
Beginning OFFER                                 $    6.30
Initial Shares                                    158.730


 Fiscal      Beginning        Dividends       Reinvested      Cumulative
  Year           Shares       for Period         Shares            Shares
-----------------------------------------------------------------------------
   1991           158.730           $0.822         24.740             183.470
-----------------------------------------------------------------------------
   1992           183.470           $0.799         23.400             206.870
-----------------------------------------------------------------------------
   1993           206.870           $0.782         24.641             231.511
-----------------------------------------------------------------------------
   1994           231.511           $0.761         26.876             258.387
-----------------------------------------------------------------------------
   1995           258.387           $0.686         30.124             288.511
-----------------------------------------------------------------------------

Ending Shares                                     288.511
Ending NAV                                 x    $    6.28
                                             ------------
Investment Return                               $1,811.85





-----------------
Investment Return                               $1,811.85
Less Initial Investment                         $1,000.00
                                             ------------
                                                $  811.85 / $1,000.00 x 100




Total Return:                                       81.19%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
TEN YEARS
--------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                    $    7.61
Initial Shares                                       131.406


 Fiscal        Beginning        Dividends        Reinvested         Cumulative
  Year           Shares         for Period          Shares               Shares
---------------------------------------------------------------------------------
   1986           131.406            $1.030           12.364              149.599
---------------------------------------------------------------------------------
   1987           149.599            $0.974           12.364              168.529
---------------------------------------------------------------------------------
   1988           168.529            $0.948           12.364              190.556
---------------------------------------------------------------------------------
   1989           190.556            $0.934           12.364              215.414
---------------------------------------------------------------------------------
   1990           215.414            $0.900           12.364              246.779
---------------------------------------------------------------------------------
   1991           246.779            $0.822           12.364              285.245
---------------------------------------------------------------------------------
   1992           285.245            $0.799           12.364              321.625
---------------------------------------------------------------------------------
   1993           321.625            $0.782           12.364              359.938
---------------------------------------------------------------------------------
   1994           359.938            $0.761           12.364              401.722
---------------------------------------------------------------------------------
   1995           401.722            $0.686           12.364              448.555
---------------------------------------------------------------------------------





Ending Shares                                        448.555
Ending NAV                                         $    6.28
                                                 -----------
Investment Return                                  $2,816.93





Total Return Performance
-----------------
Investment Return                                  $2,816.93
Less Initial Investment                            $1,000.00
                                                 -----------
                                                   $1,816.93 / $1,000.00 x 100



Total Return:                                         181.69%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                       $    9.15
Initial Shares                                          109.290


 Fiscal         Beginning         Dividends        Reinvested         Cumulative
  Year            Shares          for Period          Shares               Shares
--------------------------------------------------------------------------------------
   1971            109.290             $0.450             5.208                114.498
--------------------------------------------------------------------------------------
   1972            114.498             $0.725             8.653                123.151
--------------------------------------------------------------------------------------
   1973            123.151             $0.780            10.124                133.275
--------------------------------------------------------------------------------------
   1974            133.275             $0.710            10.835                144.110
--------------------------------------------------------------------------------------
   1975            144.110             $0.740            13.741                157.851
--------------------------------------------------------------------------------------
   1976            157.851             $0.730            13.937                171.788
--------------------------------------------------------------------------------------
   1977            171.788             $0.740            14.072                185.860
--------------------------------------------------------------------------------------
   1978            185.860             $0.795            16.823                202.683
--------------------------------------------------------------------------------------
   1979            202.683             $0.780            18.856                221.539
--------------------------------------------------------------------------------------
   1980            221.539             $0.820            23.623                245.162
--------------------------------------------------------------------------------------
   1981            245.162             $0.880            32.371                277.533
--------------------------------------------------------------------------------------
   1982            277.533             $0.910            43.597                321.130
--------------------------------------------------------------------------------------
   1983            321.130             $0.900            39.213                360.343
--------------------------------------------------------------------------------------
   1984            360.343             $0.895            45.393                405.736
--------------------------------------------------------------------------------------
   1985            405.736             $1.153            67.583                473.319
--------------------------------------------------------------------------------------
   1986            473.319             $1.030            65.531                538.850
--------------------------------------------------------------------------------------
   1987            538.850             $0.974            68.187                607.037
--------------------------------------------------------------------------------------
   1988            607.037             $0.948            79.341                686.378
--------------------------------------------------------------------------------------
   1989            686.378             $0.934            89.535                775.913
--------------------------------------------------------------------------------------
   1990            775.913             $0.900           112.975                888.888
--------------------------------------------------------------------------------------
   1991            888.888             $0.822           138.550              1,027.438
--------------------------------------------------------------------------------------
   1992           1027.438             $0.799           131.039              1,158.477
--------------------------------------------------------------------------------------
   1993           1158.477             $0.782           137.998              1,296.475
--------------------------------------------------------------------------------------
   1994           1296.475             $0.761           150.504              1,446.979
--------------------------------------------------------------------------------------
   1995           1446.979             $0.686           168.688              1,615.667
--------------------------------------------------------------------------------------

Ending Shares                                          1615.667
Ending NAV                                    x       $    6.28
                                                 --------------
Investment Return                                    $10,146.39





Total Return Performance
-----------------
Investment Return                                    $10,146.39
Less Initial Investment                              $ 1,000.00
                                                 --------------
                                                     $ 9,146.39 /  $1,000.00 x 100



Total Return:                                            914.64%

DELAWARE GROUP DELCHESTER FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
FIFTEEN YEARS
--------------------------------------------------------------------------------

Beginning OFFER                                       $    7.94
Initial Shares                                          125.945



 Fiscal         Beginning         Dividends        Reinvested         Cumulative
  Year            Shares          for Period          Shares               Shares
--------------------------------------------------------------------------------------
   1981            125.945             $0.880          16.629                  142.574
--------------------------------------------------------------------------------------
   1982            142.574             $0.910          22.396                  164.970
--------------------------------------------------------------------------------------
   1983            164.970             $0.900          20.145                  185.115
--------------------------------------------------------------------------------------
   1984            185.115             $0.895          25.807                  210.922
--------------------------------------------------------------------------------------
   1985            210.922             $1.153          32.229                  243.151
--------------------------------------------------------------------------------------
   1986            243.151             $1.030          33.665                  276.816
--------------------------------------------------------------------------------------
   1987            276.816             $0.974          35.028                  311.844
--------------------------------------------------------------------------------------
   1988            311.844             $0.948          40.758                  352.602
--------------------------------------------------------------------------------------
   1989            352.602             $0.934          45.997                  398.599
--------------------------------------------------------------------------------------
   1990            398.599             $0.900          58.037                  456.636
--------------------------------------------------------------------------------------
   1991            456.636             $0.822          71.176                  527.812
--------------------------------------------------------------------------------------
   1992            527.812             $0.799          67.316                  595.128
--------------------------------------------------------------------------------------
   1993            595.128             $0.782          70.892                  666.020
--------------------------------------------------------------------------------------
   1994            666.020             $0.761          77.318                  743.338
--------------------------------------------------------------------------------------
   1995            743.338             $0.686          86.657                  829.995
--------------------------------------------------------------------------------------


Ending Shares                                          829.995
Ending NAV                                               $6.28
                                                   -----------
Investment Return                                    $5,212.37



Total Return Performance
------------------

Investment Return                                    $5,212.37
Less Initial Investment                              $1,000.00
                                                   -----------
                                                     $4,212.37 / $1,000.00 x 100

Total Return                                           421.24%

DELAWARE GROUP DELCHESTER FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-----------------------------------------------------------

Average Annual Compounded Rate of Return:

                   n
              P(1 + T) = ERV

    ONE
   YEAR
-----------
           1
     $1000(1 - T) = $1,037.48


T =    3.75%




  LIFE OF
   FUND
-----------
           1.24931507
     $1000(1 - T) = $1,021.66

T =    1.73%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                  $1,000.00
Beginning OFFER                         $6.21
Initial Shares                        161.031


Fiscal   Beginning    Dividends    Reinvested   Cumulative
 Year       Shares    for Period      Shares        Shares
------------------------------------------------------------
  1995        161.031       $0.143       3.718       164.749
------------------------------------------------------------


Ending Shares                          164.749
Ending NAV                        x      $6.28
                                    ----------
Investment Return                    $1,034.62



Total Return Performance
------------------
Investment Return                     $1,034.62
Less Initial Investment               $1,000.00
                                    -----------
                                         $34.62 / $1,000.00 x 10



Total Return:                            3.46%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
------------------------------------------------------------------------

Initial Investment                        $1,000.00
Beginning OFFER                           $    6.21
Initial Shares                              161.031


 Fiscal    Beginning     Dividends       Reinvested      Cumulative
  Year       Shares      for Period        Shares             Shares
------------------------------------------------------------------------
   1995       161.031         $0.143          3.718              164.749
------------------------------------------------------------------------






Ending Shares                               164.749
Ending NAV                          x     $    6.28
                                       ------------
                                          $1,034.62
Less CDSC                                 $   40.00
                                       ------------
Investment Return                         $  994.62


Total Return Performance
-----------------
Investment Return                         $  994.62
Less Initial Investment                   $1,000.00
                                       ------------
                                             ($5.38)/ $1,000.00 x 100




Total Return:                                -0.54%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
---------------------------------------------------------------------------


Initial Investment                         $1,000.00
Beginning OFFER                            $    6.04
Initial Shares                               165.563


 Fiscal    Beginning     Dividends       Reinvested      Cumulative
  Year         Shares    for Period         Shares            Shares
---------------------------------------------------------------------------
   1995         165.563       $0.289           7.860            173.423
---------------------------------------------------------------------------


Ending Shares                                173.423
Ending NAV                           x     $    6.28
                                         -----------
                                           $1,089.10
Less CDSC                                  $   40.00
                                         -----------
Investment Return                          $1,049.10


Total Return Performance
-----------------
Investment Return                          $1,049.10
Less Initial Investment                    $1,000.00
                                         -----------
                                           $   49.10 / $1,000.00 x 100




Total Return:                                   4.91%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                              $1,000.00
Beginning OFFER                                 $    6.04
Initial Shares                                    165.563


 Fiscal      Beginning       Dividends       Reinvested      Cumulative
  Year         Shares        for Period         Shares            Shares
----------------------------------------------------------------------------
   1995         165.563           $0.289            7.860            173.423
----------------------------------------------------------------------------



Ending Shares                                     173.423
Ending NAV                                      $    6.28
                                             ------------
Investment Return                               $1,089.10



Total Return Performance
-----------------
Investment Return                               $1,089.10
Less Initial Investment                         $1,000.00
                                             ------------
                                                $   89.10 / $1,000.00 x 100




Total Return:                                        8.91%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
---------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                              $    6.21
Initial Shares                                 161.031


 Fiscal     Beginning      Dividends       Reinvested       Cumulative
  Year        Shares       for Period         Shares             Shares
---------------------------------------------------------------------------
   1995        161.031          $0.448          12.106              173.137
---------------------------------------------------------------------------


Ending Shares                                  173.137
Ending NAV                            x      $    6.28
                                         -------------
Investment Return                            $1,087.30





Total Return Performance
-----------------
Investment Return                            $1,087.30
Less Initial Investment                      $1,000.00
                                         -------------
                                             $   87.30 / $1,000.00 x 100




Total Return:                                     8.73%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
------------------------------------------------------------------------


Initial Investment                        $1,000.00
Beginning OFFER                           $    6.21
Initial Shares                              161.031


 Fiscal     Beginning     Dividends       Reinvested     Cumulative
  Year        Shares      for Period        Shares            Shares
------------------------------------------------------------------------
   1995        161.031         $0.448        12.106              173.137
------------------------------------------------------------------------


Ending Shares                               173.137
Ending NAV                                $    6.28
                                       ------------
                                          $1,087.30
Less CDSC                                 $   40.00
                                       ------------
Investment Return                         $1,047.30


Total Return Performance
-----------------
Investment Return                         $1,047.30
Less Initial Investment                   $1,000.00
                                       ------------
                                          $   47.30 / $1,000.00 x 100




Total Return:                                4.73%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                               $    6.45
Initial Shares                                  155.039


 Fiscal     Beginning      Dividends       Reinvested     Cumulative
  Year        Shares       for Period         Shares           Shares
-------------------------------------------------------------------------
   1995         155.039          $0.624          16.366           171.405
-------------------------------------------------------------------------


Ending Shares                                   171.405
Ending NAV                               x    $    6.28
                                           ------------
                                              $1,076.42
Less CDSC                                     $   38.94
                                           ------------
Investment Return                             $1,037.48


Total Return Performance
-----------------
Investment Return                             $1,037.48
Less Initial Investment                       $1,000.00
                                           ------------
                                              $   37.48 / $1,000.00 x 100




Total Return:                                      3.75%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-----------------------------------------------------------------------------

Initial Investment                      $1,000.00
Beginning OFFER                         $    6.45
Initial Shares                            155.039


 Fiscal    Beginning    Dividends      Reinvested    Cumulative
  Year       Shares     for Period       Shares           Shares
-------------------------------------------------------------------
   1995       155.039        $0.624        16.366           171.405
-------------------------------------------------------------------



Ending Shares                             171.405
Ending NAV                              $    6.28
                                      -----------
Investment Return                       $1,076.42



Total Return Performance
-----------------
Investment Return                       $1,076.42
Less Initial Investment                 $1,000.00
                                     ------------
                                        $   76.42 / $1,000.00 x 100




Total Return:                                7.64%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
-----------------------------------------------------------------------

Initial Investment                        $1,000.00
Beginning OFFER                           $    6.73
Initial Shares                              148.588


 Fiscal    Beginning     Dividends       Reinvested    Cumulative
  Year       Shares      for Period        Shares           Shares
----------------------------------------------------------------------
   1994       148.588         $0.173          3.937            152.525
----------------------------------------------------------------------
   1995       152.525         $0.624         16.103            168.628
----------------------------------------------------------------------

Ending Shares                               168.628
Ending NAV                                $    6.28
                                      -------------
Investment Return                         $1,058.98





Total Return Performance
-----------------
Investment Return                         $1,058.98
Less Initial Investment                   $1,000.00
                                      -------------
                                          $   58.98 / $1,000.00 x 100




Total Return:                                  5.90%

DELAWARE GROUP DELCHESTER FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
-----------------------------------------------------------------------

Initial Investment                       $1,000.00
Beginning OFFER                          $    6.73
Initial Shares                             148.588


 Fiscal    Beginning     Dividends       Reinvested    Cumulative
  Year       Shares      for Period        Shares           Shares
----------------------------------------------------------------------
   1994       148.588         $0.173         3.937             152.525
----------------------------------------------------------------------
   1995       152.525         $0.624        16.103             168.628
----------------------------------------------------------------------

Ending Shares                              168.628
Ending NAV                               $    6.28
                                      ------------
                                         $1,058.98
Less CDSC                                $   37.32
                                      ------------
Investment Return                        $1,021.66


Total Return Performance
-----------------
Investment Return                        $1,021.66
Less Initial Investment                  $1,000.00
                                      ------------
                                         $   21.66 / $1,000.00 x 100




Total Return:                                 2.17%


                                                                              Delaware Delchester Fund A
                                                            Yield Quotation for the Month Ended July 31, 1995



Interest Earned                                                    $8,525,288.55

Expenses Accrued                                                     $922,766.20

Net Income                                                         $7,602,522.35

Average Shares Outstanding                                       162,482,537.490

Maximum Offering Price
July 31, 1995                                                              $6.59

Yield                                                                      8.67%



Delchester Fund A Yield                                                        2[(8,525,289 - 922,766   +    1  6)- 1] =  8.67%
                                                                                [(162,482,537 x 6.59)



                                               Delaware Delchester Fund B
                               Yield Quotation for the Month Ended July 31, 1995




Interest Earned                                 $912,214.57

Expenses Accrued                                $168,069.99

Net Income                                      $744,144.58

Average Shares Outstanding                   17,385,797.139

Maximum Offering Price
July 31, 1995                                         $6.28

Yield                                                 8.32%



Delchester Fund B Yield                                   2[(912,214-168,070    +   1)6 - 1] = 8.32%
                                                           [(17,385,797 x 6.28       )     ]

                                       Delaware Delchester Fund Institutional
                               Yield Quotation for the Month Ended July 31, 1995




Interest Earned                               $510,909.05

Expenses Accrued                               $42,502.23

Net Income                                    $468,406.82

Average Shares Outstanding                  9,737,359.364

Maximum Offering Price
July 31, 1995                                       $6.28

Yield                                               9.37%



Delchester Fund Institutional Yield                     2[(510,909-42,502    +    1)6 - 1] = 9.37%
                                                         [(--------------          )     ]
                                                         [(9,737,359 x 6.28        )     ]